EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Tian Q Chen, as Chief Executive and Financial Officer and Chairman of the Board of Directors of ORO EAST MINING, INC. (the “Company”), DOES HEREBY CERTIFY that:

1.  The Company's Annual Report on Form 10-K for the period ended December 31, 2014 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.  Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this March 31, 2015.

/s/ Tian Q Chen
Tian Q Chen
Chief Executive and Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.